AMERIANA NEWS RELEASE


           Ameriana Bancorp
          2118 Bundy Avenue
                 P.O. Box H
        New Castle, Indiana      Contact:  Harry J. Bailey
                 47362-1048                President and Chief Executive Officer
765-529-2230/1-800-487-2118                (765) 529-2230


             AMERIANA BANCORP REPORTS Improved FIRST QUARTER RESULTS


NEW CASTLE, Ind. (May 5, 2003) - Ameriana Bancorp (NASDAQ/NM: ASBI) today announced results for the first quarter ended March 31, 2003.

     During the first quarter of 2003, Ameriana returned to profitability by reporting net income of $755,000 or $0.24 per diluted share versus a net loss of $2,051,000 or $0.65 per diluted share reported in the year-earlier period. Net interest income for the first quarter was $3,126,000 compared with $3,348,000 in the year-earlier period, while the provision for loan losses amounted to $150,000 versus $1,250,000 in the same quarter last year.

     Commenting on the results, Harry J. Bailey, President and Chief Executive Officer, said, "Despite the challenges presented by continued weakness in the economy during the first quarter, and uncertainties related to the specter of the war in Iraq, Ameriana posted solid earnings for the quarter. We think these results demonstrate the fundamental strength of our banking business and represent a good start to the new year for Ameriana."

     Bailey noted that the Company's lower net interest income for the first quarter of 2003 reflected primarily the impact of lower average interest-earning assets for the period compared with the same quarter last year. Ameriana's net interest margin in the first quarter of 2003 improved versus the first quarter of 2002. Also, he pointed out two significant charges that affected the Company's results in the first quarter last year, neither of which recurred in the first quarter of 2003. First, Ameriana restructured most of its investment portfolio to reduce interest rate risk, resulting in a charge of $3,212,000. Second, the Company added $1,100,000 to its provision for loan losses in the first quarter of 2002 to establish specific reserves for a pool of leases that were in default, upon which asserted claims against sureties providing guarantees on those leases were in dispute, and to address a rise in non-performing loans.

     Ameriana Bancorp is a bank holding company. Through its wholly owned subsidiary, Ameriana Bank and Trust, the Company offers an extensive line of banking services and provides a range of investments and securities products through branches in central Indiana and in the greater Cincinnati, Ohio area. As its name implies, Ameriana Bank and Trust also offers trust and investment management services, has interests in Family Financial Life Insurance Company and Indiana Title Insurance Company, and owns Ameriana Insurance Agency, a full-service insurance agency.

                                     -MORE-

ASBI Reports First Quarter Results
Page 2
May 5, 2003


     This news release contains forward-looking statements within the meaning of the federal securities laws. Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as "view" and "believe," involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the amount of losses incurred from the liquidation of certain of the Company's investments, the eventual outcome of litigation to enforce certain surety agreements, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.


                                AMERIANA BANCORP
                         UNAUDITED FINANCIAL HIGHLIGHTS
                    (In thousands, except per share amounts)

                                                                                         THREE MONTHS ENDED
                                                                                              MARCH 31
                                                                                  ---------------------------------
                                                                                      2003                2002
                                                                                  -------------      --------------
Interest income                                                                   $       6,187      $        8,592
Interest expense                                                                          3,061               5,244
                                                                                  -------------      --------------
Net interest income                                                                       3,126               3,348
Provision for loan losses                                                                   150               1,250
                                                                                  -------------      --------------
Net interest income after provision for loan losses                                       2,976               2,098
Other income                                                                              1,156                 935
Loss (gain) on disposition of investments                                                  (40)               3,212
Other expense                                                                             3,220               3,224
                                                                                  -------------      --------------
Income (loss) before income taxes                                                           952             (3,403)
Income tax expense (benefit)                                                                197             (1,352)
                                                                                  -------------      -------------
Net income (loss)                                                                 $         755      $      (2,051)
                                                                                  =============      =============
Earnings (loss) per basic and diluted share                                       $        0.24      $       (0.65)
                                                                                  =============      =============
Weighted average shares outstanding
   Basic                                                                                  3,148               3,147
                                                                                  =============      ==============
   Diluted                                                                                3,148               3,152
                                                                                  =============      ==============

Dividends declared per share                                                      $        0.16      $         0.16
                                                                                  =============      ==============

                                                                                    MARCH 31           DECEMBER 31
                                                                                      2003                2002
                                                                                  -------------      --------------
Total assets                                                                      $     471,992      $      456,807
Cash and other investments                                                               30,201              45,696
Investment securities                                                                   105,852              58,155
Loans, net                                                                              289,339             304,586
Deposits                                                                                416,680             402,187
Borrowed funds                                                                            6,039               6,432
Shareholders' equity                                                                     39,496              39,040
Non-performing loans                                                                     17,569              18,442
Book value per share                                                                      12.55               12.40


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